EXHIBIT 23.2

CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
Diametrics Medical, Inc.:

We consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports appearing in your Annual Report on Form 10-K for the year ended December 31, 2001.

/s/    KPMG LLP

Minneapolis, Minnesota
August 19, 2002